Exhibit 99.1
Industrials Conference June 24, 2010 Exhibit 99.1

This presentation, and commentary, may contain statements reflecting our views about the Company's future performance. These statements are "Forward-Looking Statements" under the Private Securities Litigation Reform Act of 1995. Participants should refer to the comments contained in our Annual Report, which explain that various factors may affect our future performance. This presentation also includes non-GAAP financial measures. A copy of this presentation, and earnings press releases which include reconciliations of the non-GAAP financial measures with the most comparable measures calculated and presented in accordance with GAAP, are available on our website at www.kaydon.com

Our market leading businesses serve world class customers by leveraging reputation, expertise, and market position We operate in diverse, high value added niche markets with an increasing concentration in select growth sectors Our highly engineered products provide critical functionality in significantly larger systems We have global operations with considerable opportunity to further expand organically Our businesses generate operating margins, financial returns and free cash flow that are among the "elite" in the industrial sector Our balance sheet is debt-free with over $270 million of available cash to create a range of strategic alternatives to create shareholder value Summary

Market Leader in High Value Niches Leadership products generate the majority of Kaydon's total sales (management estimates) (management estimates)

Automation & Robotics 0.13 Power Generation 0.249 Aerospace 0.123 Military 0.111 Heavy Equipment 0.103 Medical Equipment 0.046 Steel & Iron 0.028 Petroleum Processing Industries 0.028 Other 0.18 Diverse End Markets (management revenue estimates as of 12/31/09) Our markets are diverse but increasingly concentrated in growing, high value added niches with opportunities in adjacent sectors

Industries and Applications Industrial Machinery Robotics, Machine tool, general industrial, materials handling Renewable Energy Wind Turbines Heavy Equipment Excavators, Bucket Trucks, Tunnel Boring Machines Aerospace & Defense Satellites, Telescopes, Tank Turrets, Targeting & Radar Systems, Jet engines Medical Equipment CT Scanners, Blood Analysers Semiconductor Robots, Mechanical Polishers, Photolithography

North America Europe Asia Other Sales 0.706 0.1504 0.1206 0.0227 Global Breadth but with "headroom" Sales by Region North America 71% Europe 15% Other 2% Asia 12% (as of 12/31/09) We have global operations but with opportunity for further organic growth where we are under-represented

Segment Overview (2009 base) ($s in millions) Friction Other Velocity Sealing East 0.6719 0.22 0.1051 8.58 Friction Other Velocity East 0.77 0.13 0.1 Friction Control Products $296.4 Velocity Control Products $46.4 Other Businesses $98.3 Friction Control Products $50.3 Velocity Control Products $6.5 Other Businesses $8.6 Revenue EBIT

Friction Control Products Businesses include Kaydon Bearings, Cooper Bearings and ITI Bearings Markets served include wind energy, military, heavy equipment, medical technology and industrial automation Growth opportunities include energy infrastructure business and further international expansion Products include custom thin section bearings, large turntable bearings, split roller bearings and miniature ball bearings

Principal business is ACE Controls Products include industrial shock absorbers, safety shock absorbers and other velocity control devices Markets served include materials handling, robotics, machine tool, medical and general industrial Growth opportunities include adjacent product expansion and further international expansion Velocity Control Products

Includes industrial ring and aerospace seal operations, filtration operations, a metal alloy company, and a machine tool manufacturer Opportunity to expand internationally within Filtration business and to reduce fixed cost structure within Ring and Seal operation All Other Industrial Products' businesses, while periodically reviewed for "fit," are profitable and cash flow accretive Other Industrial Products

Strategic Priorities

Strategic Priorities Leverage brands, reputation, expertise and customer base to gain greater share of customer and deeper penetration in existing and adjacent markets Accelerate and broaden international growth company-wide, but particularly in Friction Control businesses Maintain cost discipline throughout all cycles, a philosophy that served us well in the "Great Recession" and as we exit it Opportunistically pursue both complementary "bolt-on" acquisitions and larger, free standing businesses that meet our qualitative criteria within the industrial sector

Financial Performance and Business Update

Sales (In millions) 2002 2003 2004 2005 2006 2007 2008 2009 LTM 1Q10 Kaydon 242.3 258.5 296.731 354.558 403.992 451.382 522.4 441.1 450.1 Note: amounts reflect continuing operations

EBITDA and EBITDA Margin (EBITDA in millions) 2002 2003 2004 2005 2006 2007 2008 2009 LTM 1Q10 EBITDA 45.1 65.5 75.5 86.7 116.1 132.5 132.9 100.9 105.3 EBITDA Margin 0.186 0.253 0.254 0.244 0.287 0.294 0.254 0.229 0.234 Note: amounts reflect continuing operations. 2009 EBITDA includes $7.6 million gains related to the curtailment of certain postretirement benefits.

2002 2003 2004 2005 2006 2007 2008 2009 LTM 1Q10 Kaydon 0.72 1.03 1.15 1.5 2.15 2.39 2.06 1.37 1.48 Diluted Earnings Per Share from Continuing Operations Note: amounts reflect continuing operations and results have been adjusted, as required, for the retrospective application of Financial Accounting Standards Board guidance on debt and EPS adopted in 2009 to all periods presented. 2009 results include the after tax effect, $4.9 million or $0.15 per share, of the pre-tax $7.6 million gains related to the curtailment of certain postretirement benefits.

(In thousands except EPS) Actual Q1 Actual Q1 2010 % Sales 2009 % Sales $ Chg % Chg Net sales $ 119,245 $ 110,335 $8,910 8.1% Gross profit 41,769 35.0% 35,778 32.4% 5,991 16.7% SG&A 22,087 18.5% 20,258 18.4% 1,829 9.0% EBIT 19,682 16.5% 15,520 14.1% 4,162 26.8% Net interest income (expense) (38) 68 Income before income taxes 19,644 16.5% 15,588 14.1% 4,056 26.0% Tax expense 5,817 5,464 Net income $ 13,827 11.6%% $ 10,124 9.2% $3,703 36.6% Earnings per share - diluted $0.41 $0.30 $0.11 36.7% EBITDA $ 27,053 22.7% $ 22,649 20.5% $4,404 19.4% CAPEX $ 1,700 $ 5,382

Historical Financial Performance 2009 recessionary troughs were meaningfully higher than those reached in prior downturn due to revenue growth and recent structural cost initiatives Margins, at both the recent recessionary trough and current point in recovery, compare favorably to historical precedents on a significantly broader and larger revenue base Recent quarterly and year to date performance reflects meaningful improvement over prior year due to improved order and shipping activity and enhanced operating leverage Cost reductions, both cyclical and structural, during past two years should continue to provide operating leverage through next full growth cycle

Recent Activity Quarter-to-date non-wind orders are up 53% compared to prior year with total quarter-to-date orders up 26% as most industrial end markets see continued strength Mix of incoming orders remains weighted towards industrial "book and ship" business Wind orders are anticipated in the second half of 2010 and both inquiries and prototype activity have been positive as turbine manufacturers have been active but cautious in building out supply chain until greater legislation clarity exists The impact on revenue of the declining Euro and GBP is expected to be negligible (about 3%) in the second half of 2010

General Market Update Industrial businesses, particularly industrial machinery, medical and semiconductor equipment, have seen continued improvement in both shipments and order intake relative to prior year Military business has been solid relative to prior year based on the strength of key programs, one of which is expected to be completed in the third quarter Wind shipments have been consistently strong although orders have been impacted by the downturn in electricity demand and ongoing uncertainty over a national Renewable Electricity Standard or carbon legislation Changes in backlog will continue to be driven by wind dynamics, shorter customer lead times and customer reticence to commit to longer term production

Our market leading businesses serve world class customers by leveraging reputation, expertise, and market position We operate in diverse, high value added niche markets with an increasing concentration in select growth sectors Our highly engineered products provide critical functionality in significantly larger systems We have global operations with considerable opportunity to further expand organically Our businesses generate operating margins, financial returns and free cash flow that are among the "elite" in the industrial sector Our balance sheet is debt-free with over $270 million of available cash to create a range of strategic alternatives to create shareholder value Summary